Convertible Promissory Notes	12 Months Ended
Dec. 31, 2024
Convertible Promissory Note [Abstract]
Convertible Promissory Notes
15. Convertible Promissory Notes
In June 2024, the Company entered into convertible promissory note agreements with certain of its existing investors for up to $12.0 million. At closing, the Company received total proceeds of $6.0 million and had the ability to draw up to an additional $6.0 million in the event the Merger with Reneo had not closed by September 30, 2024, but no additional draw was made. The notes bore interest at rates from 6% per annum. All unpaid principal and accrued interest were due in December 2025, unless earlier converted. In October 2024, the unpaid notes and accrued unpaid interest automatically converted into shares issued in the Concurrent Financing at the price per share paid by investors in the Concurrent Financing. See Note 3 for further discussion. The Company incurred $142,000 of debt issuance costs related to the convertible promissory notes during the year ended December 31, 2024. Debt issuance costs are amortized as a component of interest expense over the term of the related debt using the straight-line method, which approximates the interest method. The Company recognized $148,000 in interest expense related to the amortization of the debt issuance costs for the year ended December 31, 2024 and a $114,000 loss on the conversion for the year ended December 31, 2024, both of which are recorded in interest and other expense in the Statement of Operations. As of December 31, 2024, the Company had no accrued interest related to the convertible promissory notes.